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                                                                    Exhibit 23.5


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form S-4 (File No.
333-    ) of our reports dated April 18, 1996, on our audits of the financial statements and financial statement schedule of Sammons Cable. We also consent to the reference to our firm under the caption "Experts."



                                        /s/ COOPERS & LYBRAND L.L.P.
Dallas, Texas
August 6, 1996